Pension and Retirement Allowance Plans (Weighted-average Assumptions Used to Determine Net Periodic Benefit Cost) (Details)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Domestic Plans [Member]
Discount rate	2.10%	1.90%	2.20%
Rate of compensation increase	6.50%	6.50%	6.50%
Expected long-term return on plan assets	0.30%	0.40%	1.40%
Foreign Plans [Member]
Discount rate	6.20%	6.90%	5.70%
Rate of compensation increase	3.50%	3.90%	3.80%
Expected long-term return on plan assets	5.70%	6.50%	6.00%